                                                                    EXHIBIT 99.2

                  THIS PROXY IS BEING SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                           TRANSAMERICA CORPORATION

The undersigned hereby appoints Shirley H. Buccieri, Edgar H. Grubb and Frank C. Herringer, each with power of substitution, as proxies of the undersigned, to attend the Special Meeting of Stockholders of Transamerica Corporation, to be held at the Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California, on July 20, 1999 at 10:00 a.m., and any adjournment or postponement thereof, and to vote the number of shares of common stock, $1.00 par value, of Transamerica Corporation which the undersigned would be entitled to vote if personally present in the manner indicated on this form and in their discretion on any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, WILL BE VOTED FOR THE FOLLOWING PROPOSAL. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD, VOTE BY TELEPHONE OR ATTEND THE MEETING AND VOTE IN PERSON.

PROXY

TRANSAMERICA
CORPORATION

SPECIAL
MEETING OF
STOCKHOLDERS

JULY [   ], 1999

[LOGO]

                               SEE REVERSE
                                   SIDE

--------------------------------------------------------------------------------
 /\ DETACH ABOVE CARD, MARK, DATE, SIGN AND MAIL IN THE POSTAGE-PAID ENVELOPE
                                  PROVIDED /\

    Please mark your                                                   9395
[X] votes as in this
    example.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, WILL BE VOTED FOR THE FOLLOWING PROPOSAL.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                                                                                FOR     AGAINST   ABSTAIN
1. Approving and adopting the Agreement and Plan of Merger and Reorganization,  [_]       [_]       [_]
   dated as of February 17, 1999, among AEGON N.V., Tony Merger Corp. and
   Transamerica Corporation.

                                                                            Receipt of the accompanying Notice of
                                                                            Special Meeting of Stockholders and the
                                                                            related Proxy Statement/Prospectus is
                                                                            hereby acknowledged.

                                                                            Please mark, date, sign and return in the
                                                                            accompanying envelope. Please sign
                                                                            exactly as name(s) appear hereon. Joint
                                                                            owners should each sign. When signing as
                                                                            attorney, executor, administrator,
                                                                            trustee or guardian, please give full
                                                                            title as such.

                                                                            ------------------------------------------------

                                                                            ------------------------------------------------
                                                                              SIGNATURE(S)                       DATE

--------------------------------------------------------------------------------
 /\ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL /\


                        TRANSAMERICA CORPORATION

***IF YOU WISH TO TELEPHONICALLY AUTHORIZE A PROXY TO VOTE YOUR SHARES, PLEASE
                          READ THE INSTRUCTIONS BELOW

Have your proxy card in hand. Decide how you wish your shares to be voted.

 . On a Touch Tone Telephone, call toll-free 1-877-779-8683: 24 hours per day, 7 days a week.
 . You will be asked to enter the control number listed in the box above.
 . Follow the telephone voting instructions.

Your telephone vote authorizes the named proxies in the same manner as if you marked, dated, signed and returned the proxy card.

If you choose to vote your shares by telephone, there is no need for you to mail back your proxy card.

                      YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.